                                                                      Exhibit 24

                                POWER OF ATTORNEY

         Each of the undersigned officers and directors of Rocky Shoes & Boots, Inc., an Ohio corporation (the "Company"), hereby appoints James E. McDonald and Curtis A. Loveland as his attorneys, or either of them, with power to act without the other, as his true and lawful attorney, to sign, in his name and on his behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, the Company's Registration Statement on Form S-8 (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, an additional 400,000 shares of Common Stock, no par value, to be sold and distributed by the Company pursuant to the Company's Second Amended and Restated 1995 Stock Option Plan (the "Plan"), and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement hereby granting unto said attorneys and each of them full power and authority to do and perform in the name and on behalf of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each said attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any said attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed these presents effective as of December 16, 2002.

         /s/ Mike Brooks                    Chairman, Chief Executive Officer,
------------------------------------        President and Director
 Mike Brooks                                (Principal Executive Officer)


         /s/ David Fraedrich                Senior Vice President, Treasurer
------------------------------------        and Director
 David Fraedrich


         /s/ James E. McDonald              Vice President and Chief Financial
------------------------------------        Officer (Principal Financial and
 James E. McDonald                          Accounting Officer)


         /s/ Curtis A. Loveland             Secretary and Director
------------------------------------
Curtis A. Loveland


         /s/ Leonard L. Brown               Director
------------------------------------
Leonard L. Brown


         /s/ Glenn E. Corlett               Director
------------------------------------
Glenn E. Corlett


         /s/ Stanley I. Kravetz             Director
------------------------------------
Stanley I. Kravetz


         /s/ Robert D. Rockey               Director
------------------------------------
Robert D. Rockey


         /s/ James L. Stewart               Director
------------------------------------
James L. Stewart